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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)  November 9, 2004
                                                     -------------------

                         A.C. Moore Arts & Crafts, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)


                 000-23157                                22-3527763
      -------------------------------               ----------------------
     (IRS Employer Identification No.)             (Commission File Number)

      130 A.C. Moore Drive, Berlin, NJ                      08009
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  (Address of Principal Executive Offices)               (Zip Code)

                             (856) 768-4930
           --------------------------------------------------
          (Registrant's Telephone Number, Including Area Code)

                             Not Applicable
       -----------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

         The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial data, including the financial statements of A.C. Moore Arts & Crafts, Inc. (the "Company") and its subsidiaries, and the notes thereto, appearing in the Company's reports filed with the Securities and Exchange Commission (the "SEC"). This Current Report on Form 8-K may contain certain forward-looking statements regarding the Company's business and prospects that are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties and any one or a combination of these risks could have a material adverse effect on the Company's business, financial condition and results of operations. The Company disclaims any intent or obligation to update these forward-looking statements.

         Mr. Leslie H. Gordon, Executive Vice President and Chief Financial Officer of the Company, has advised the Company that he adopted a written plan with Adams Harkness, Inc. in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, relating to the exercise of stock options and future sales of the Company's common stock. The plan permits the sale of Company common stock according to a formula, which includes quantities, price restrictions, dates and other variables.

         Mr. Gordon adopted the written plan on November 9, 2004. Mr. Gordon's plan provides for the sale of up to 52,000 shares of Company common stock to be acquired upon the exercise of outstanding stock options. Mr. Gordon's plan will continue until all 52,000 shares of Company common stock have been sold, unless the plan is sooner terminated pursuant to its terms. Shares will be sold pursuant to Mr. Gordon's plan at prices of $30.00 per share or higher. Selling according to this plan will commence in February 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        A.C. MOORE ARTS & CRAFTS, INC.


Date: November 17, 2004                 By: /s/ Leslie H. Gordon
                                           ------------------------------------
                                            Name:  Leslie H. Gordon
                                            Title: Executive Vice President and
                                                   Chief Financial Officer